                                                                     Exhibit 4.1

                                 [CERTIFICATE]




NUMBER                                                                    SHARES
 A-1                                                                      10,000


                          ON SEMICONDUCTOR CORPORATION

      Authorized 10,000 Series A Cumulative Convertible Preferred Shares


This Certifies that TPG ON Holdings LLC is the owner of Ten Thousand Series A Cumulative Convertible Preferred Shares of the Capital Stock of ON SEMICONDUCTOR CORPORATION, fully paid and nonassessable transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this 7th day of September A.D. 2001

/s/  Curtis Crawford                               /s/  George H. Cave
-----------------------------                      -----------------------------
     Chairman of the Board                              Sr. Vice President and
                                                        Chief Financial Officer

/s/  Dario Sacomani
-----------------------------
     Vice President



                       SHARES         $0.01          EACH

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.

     THE COMPANY WILL FURNISH TO THE HOLDER HEREOF UPON WRITTEN REQUEST AND WITHOUT CHARGE A STATEMENT AS TO THE POWERS, DESIGNATIONS, PREFERENCES AND A RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF THE APPLICABLE CLASS OR SERIES OF STOCK OF THE COMPANY AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

                          [STOCK CERTIFICATE GRAPHIC]


                                  CERTIFICATE
                                      FOR
                                 10,000 SHARES
                                     of the
                                 Capital Stock


                                ON SEMICONDUCTOR
                                  CORPORATION


                                   ISSUED TO
                             TPG ON Holdings L.L.C.
                                      DATE
                               September 7, 2001


     For Value Received, _________ hereby sell, assign and transfer unto ________________________________________________ Shares of the Capital Stock
represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

     Dated __________________________
           In presence of

                                        ________________________________________
___________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.